Exhibit 77(a)(1)


                               ING PARTNERS, INC.

                              ARTICLES OF AMENDMENT

      ING Partners, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

      SECOND: The following series is hereby dissolved: ING Fundamental Research Portfolio.

      THIRD: The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

            FIFTH: (a) The Corporation has the authority to issue an aggregate of Thirteen Billion, Six Hundred Million (13,600,000,000) shares of Capital Stock (hereinafter referred to as "Shares");

                  (b) Eleven Billion, Nine Hundred Million (11,900,000,000) of
            the Shares shall be classified in the following series (each a "Portfolio" and collectively the "Portfolios"):

            Name of Class                                          Shares Allocated
            -------------                                          ----------------

            ING American Century Large Company Value Portfolio -     100,000,000
            Initial Class
            ING American Century Large Company Value Portfolio -     100,000,000
            Adviser Class
            ING American Century Large Company Value Portfolio -     100,000,000
            Service Class
            ING American Century Small-Mid Cap Value Portfolio -     100,000,000
            Initial Class
            ING American Century Small-Mid Cap Value Portfolio -     100,000,000
            Adviser Class
            ING American Century Small-Mid Cap Value Portfolio -     100,000,000
            Service Class
            ING Baron Asset Portfolio - Initial Class                100,000,000
            ING Baron Asset Portfolio - Adviser Class                100,000,000
            ING Baron Asset Portfolio - Service Class                100,000,000
            ING Baron Small Cap Growth Portfolio - Initial Class     100,000,000
            ING Baron Small Cap Growth Portfolio - Adviser Class     100,000,000
            ING Baron Small Cap Growth Portfolio - Service Class     100,000,000

            Name of Class                                          Shares Allocated
            -------------                                          ----------------

            ING Columbia Small Cap Value II Portfolio - Initial      100,000,000
            Class
            ING Columbia Small Cap Value II Portfolio - Adviser      100,000,000
            Class
            ING Columbia Small Cap Value II Portfolio - Service      100,000,000
            Class
            ING Davis New York Venture Portfolio - Initial Class     100,000,000
            ING Davis New York Venture Portfolio - Adviser Class     100,000,000
            ING Davis New York Venture Portfolio - Service Class     100,000,000
            ING Fidelity(R) VIP Contrafund(R) Portfolio- Initial     100,000,000
            Class
            ING Fidelity(R) VIP Contrafund(R) Portfolio - Adviser    100,000,000
            Class
            ING Fidelity(R) VIP Contrafund(R) Portfolio - Service    100,000,000
            Class
            ING Fidelity(R) VIP Equity-Income Portfolio - Initial    100,000,000
            Class
            ING Fidelity(R) VIP Equity-Income Portfolio - Adviser    100,000,000
            Class
            ING Fidelity(R) VIP Equity-Income Portfolio - Service    100,000,000
            Class
            ING Fidelity(R) VIP Growth Portfolio - Initial Class     100,000,000
            ING Fidelity(R) VIP Growth Portfolio - Adviser Class     100,000,000
            ING Fidelity(R) VIP Growth Portfolio - Service Class     100,000,000
            ING Fidelity(R) VIP Mid Cap Portfolio - Initial Class    100,000,000
            ING Fidelity(R) VIP Mid Cap Portfolio - Adviser Class    100,000,000
            ING Fidelity(R) VIP Mid Cap Portfolio - Service Class    100,000,000
            ING JPMorgan International Portfolio - Initial Class     100,000,000
            ING JPMorgan International Portfolio - Adviser Class     100,000,000
            ING JPMorgan International Portfolio - Service Class     100,000,000
            ING JPMorgan Mid Cap Value Portfolio - Initial Class     100,000,000
            ING JPMorgan Mid Cap Value Portfolio - Adviser Class     100,000,000
            ING JPMorgan Mid Cap Value Portfolio - Service Class     100,000,000
            ING Legg Mason Partners Aggressive Growth Portfolio      100,000,000
            - Initial Class
            ING Legg Mason Partners Aggressive Growth Portfolio      100,000,000
            - Adviser Class
            ING Legg Mason Partners Aggressive Growth Portfolio      100,000,000
            - Service Class
            ING Legg Mason Partners Large Cap Growth Portfolio -     100,000,000
            Initial Class
            ING Legg Mason Partners Large Cap Growth Portfolio -     100,000,000
            Adviser Class
            ING Legg Mason Partners Large Cap Growth Portfolio -     100,000,000
            Service Class
            ING Lord Abbett U.S. Government Securities Portfolio     100,000,000
            - Initial Class
            ING Lord Abbett U.S. Government Securities Portfolio     100,000,000
            - Adviser Class
            ING Lord Abbett U.S. Government Securities Portfolio     100,000,000
            - Service Class
            ING Neuberger Berman Partners Portfolio - Initial        100,000,000
            Class
            ING Neuberger Berman Partners Portfolio - Adviser        100,000,000
            Class
            ING Neuberger Berman Partners Portfolio - Service        100,000,000
            Class


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

            Name of Class                                          Shares Allocated
            -------------                                          ----------------

            ING Neuberger Berman Regency Portfolio - Initial         100,000,000
            Class
            ING Neuberger Berman Regency Portfolio - Adviser         100,000,000
            Class
            ING Neuberger Berman Regency Portfolio - Service         100,000,000
            Class
            ING OpCap Balanced Value Portfolio - Initial Class       100,000,000
            ING OpCap Balanced Value Portfolio - Adviser Class       100,000,000
            ING OpCap Balanced Value Portfolio - Service Class       100,000,000
            ING Oppenheimer Global Portfolio- Initial Class          250,000,000
            ING Oppenheimer Global Portfolio- Adviser Class          100,000,000
            ING Oppenheimer Global Portfolio- Service Class          100,000,000
            ING Oppenheimer Strategic Income Portfolio - Initial     100,000,000
            Class
            ING Oppenheimer Strategic Income Portfolio - Adviser     100,000,000
            Class
            ING Oppenheimer Strategic Income Portfolio - Service     100,000,000
            Class
            ING PIMCO Total Return Portfolio - Initial Class         100,000,000
            ING PIMCO Total Return Portfolio - Adviser Class         100,000,000
            ING PIMCO Total Return Portfolio - Service Class         100,000,000
            ING Pioneer High Yield Portfolio - Initial Class         100,000,000
            ING Pioneer High Yield Portfolio - Adviser Class         100,000,000
            ING Pioneer High Yield Portfolio - Service Class         100,000,000
            ING Solution 2015 Portfolio - Initial Class              100,000,000
            ING Solution 2015 Portfolio - Adviser Class              100,000,000
            ING Solution 2015 Portfolio - Service Class              100,000,000
            ING Solution 2015 Portfolio - Class T                    100,000,000
            ING Solution 2025 Portfolio - Initial Class              100,000,000
            ING Solution 2025 Portfolio - Adviser Class              100,000,000
            ING Solution 2025 Portfolio - Service Class              100,000,000
            ING Solution 2025 Portfolio - Class T                    100,000,000
            ING Solution 2035 Portfolio - Initial Class              100,000,000
            ING Solution 2035 Portfolio - Adviser Class              100,000,000
            ING Solution 2035 Portfolio - Service Class              100,000,000
            ING Solution 2035 Portfolio - Class T                    100,000,000
            ING Solution 2045 Portfolio - Initial Class              100,000,000
            ING Solution 2045 Portfolio - Adviser Class              100,000,000
            ING Solution 2045 Portfolio - Service Class              100,000,000
            ING Solution 2045 Portfolio - Class T                    100,000,000
            ING Solution Growth and Income Portfolio - Initial       100,000,000
            Class
            ING Solution Growth and Income Portfolio - Adviser       100,000,000
            Class
            ING Solution Growth and Income Portfolio - Service       100,000,000
            Class
            ING Solution Growth Portfolio - Initial Class            100,000,000
            ING Solution Growth Portfolio - Adviser Class            100,000,000
            ING Solution Growth Portfolio - Service Class            100,000,000
            ING Solution Income Portfolio - Initial Class            100,000,000
            ING Solution Income Portfolio - Adviser Class            100,000,000
            ING Solution Income Portfolio - Service Class            100,000,000
            ING Solution Income Portfolio - Class T                  100,000,000


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

            Name of Class                                          Shares Allocated
            -------------                                          ----------------

            ING T. Rowe Price Diversified Mid Cap Growth             250,000,000
            Portfolio - Initial Class
            ING T. Rowe Price Diversified Mid Cap Growth             100,000,000
            Portfolio - Adviser Class
            ING T. Rowe Price Diversified Mid Cap Growth             100,000,000
            Portfolio - Service Class
            ING T. Rowe Price Growth Equity Portfolio - Initial      100,000,000
            Class
            ING T. Rowe Price Growth Equity Portfolio - Adviser      100,000,000
            Class
            ING T. Rowe Price Growth Equity Portfolio - Service      100,000,000
            Class
            ING Templeton Foreign Equity Portfolio - Initial         100,000,000
            Class
            ING Templeton Foreign Equity Portfolio - Adviser         100,000,000
            Class
            ING Templeton Foreign Equity Portfolio - Service         100,000,000
            Class
            ING Thornburg Value Portfolio - Initial Class            100,000,000
            ING Thornburg Value Portfolio - Adviser Class            100,000,000
            ING Thornburg Value Portfolio - Service Class            100,000,000
            ING UBS U.S. Large Cap Equity Portfolio - Initial        100,000,000
            Class
            ING UBS U.S. Large Cap Equity Portfolio - Adviser        100,000,000
            Class
            ING UBS U.S. Large Cap Equity Portfolio - Service        100,000,000
            Class
            ING UBS U.S. Small Cap Growth Portfolio - Initial        100,000,000
            Class
            ING UBS U.S. Small Cap Growth Portfolio - Adviser        100,000,000
            Class
            ING UBS U.S. Small Cap Growth  Portfolio - Service       100,000,000
            Class
            ING Van Kampen Comstock Portfolio - Initial Class        100,000,000
            ING Van Kampen Comstock Portfolio - Adviser Class        100,000,000
            ING Van Kampen Comstock Portfolio - Service Class        100,000,000
            ING Van Kampen Equity and Income Portfolio - Initial     100,000,000
            Class
            ING Van Kampen Equity and Income Portfolio - Adviser     100,000,000
            Class
            ING Van Kampen Equity and Income Portfolio - Service     100,000,000
            Class

                  (c) One Billion, Seven Hundred Million (1,700,000,000) of the
            Shares shall be unclassified, subject to classification by the Board of Directors pursuant to the authority granted to the Board of Directors in Article EIGHTH of these Articles of Incorporation;

                  (d) the par value of each Share is one-tenth of one cent
            ($0.001);

                  (e) the aggregate par value of all Shares is Thirteen Million,
            Six Hundred Thousand Dollars ($13,600,000).

      FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and made pursuant to ss. 2-603 of the Maryland General Corporation Law.


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

      FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

      The undersigned Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

      IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary and witnessed by its Secretary as of the 29th day of November, 2007.


WITNESS:                             ING PARTNERS, INC.


/s/ Huey P. Falgout, Jr.             /s/ Todd Modic
--------------------------           ----------------------------------------
Name: Huey P. Falgout, Jr.           Name: Todd Modic
Title: Secretary                     Title: Senior Vice President,
                                            Chief/Principal Financial Officer
                                            and Assistant Secretary


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